TF1 SA-1 06/15

SUPPLEMENT DATED JUNE 23, 2015

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JULY 1, 2014

OF

FRANKLIN TAX-FREE TRUST

(Franklin Federal Limited-Term Tax-Free Income Fund)

The Statement of Additional Information is amended as follows:

I. The “Management and Other Services - Management fees” section beginning on page 29 is replaced with the following:

Management fees   Each Fund and effective April 1, 2014 the Federal Limited-Term Fund, pays the investment manager a fee equal to an annual rate of:

  0.625% of the value of net assets up to and including $100 million;
  0.500% of the value of net assets over $100 million and not over $250 million;
  0.450% of the value of net assets over $250 million and not over $7.5 billion;
  0.440% of the value of net assets over $7.5 billion and not over $10 billion;
  0.430% of the value of net assets over $10 billion and not over $12.5 billion;
  0.420% of the value of net assets over $12.5 billion and not over $15 billion;
  0.400% of the value of net assets over $15 billion and not over $17.5 billion;
  0.380% of the value of net assets over $17.5 billion and not over $20 billion; and
  0.360% of the value of net assets in excess of $20 billion.

Prior to April 1, 2014, the Federal Limited-Term Fund paid the investment manager a fee equal to an annual rate of:

  0.700 of 1% of the value of average daily net assets of the Fund up to and including $100 million;
  0.650 of 1% of the value of average daily net assets over $100 million up to and including $250 million;
  0.625 of 1% of the value of average daily net assets over $250 million up to and including $500 million; and
  0.600 of 1% of the value of average daily net assets over $500 million.

Prior to May 1, 2013, the Federal Limited-Term Fund paid the investment manager a fee equal to an annual rate of:

  0.500% of the value of the average daily net assets of the Fund up to and including $100 million;
  0.450% of the value of the average daily net assets of the Fund over $100 million up to and including $250 million;
  0.425% of the value of average daily net assets over $250 million, up to and including $500 million; and
  0.400% of the value of average daily net assets over $500 million.

The fee is calculated daily and paid monthly according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended February 28, 2014, February 28, 2013 and February 29, 2012, the Fund paid the following management fees:

	Management Fees Paid ($)
	2014	2013	2012
Double Tax-Free Fund	2,556,755	3,849,235	3,286,437
Federal Intermediate-Term Fund	17,236,048	16,176,910	11,778,624
Federal Limited-Term Fund[1]	4,013,941	3,150,959	2,555,871
High Yield Fund	39,225,614	42,999,461	34,495,400
Insured Fund	11,833,920	13,984,871	12,053,737
Massachusetts Fund	2,679,234	2,949,675	2,628,224
New Jersey Fund	6,742,310	7,719,019	6,807,165

1. For the fiscal years ended February 28, 2014, February 28, 2013 and February 29, 2012, management fees, before any advance waiver, totaled $6,487,739, $3,517,090 and $3,128,392, respectively. Under an agreement by the investment manager to waive its fees, the Fund paid the management fees shown.

II. The two paragraphs under the section “Management and Other Services – Administration fees” beginning on page 32 is revised as follows:

Administration fees     For each Fund, and effective May 1, 2014, for Federal Limited-Term Fund, the investment manager pays FT Services a monthly fee equal to an annual rate of:

  0.150% of the Fund's average daily net assets up to $200 million;
  0.135% of average daily net assets over $200 million up to $700 million;
  0.100% of average daily net assets over $700 million up to $1.2 billion; and
  0.075% of average daily net assets over $1.2 billion.

Effective May 1, 2013, following board approval of the combination of the Federal Limited-Term Fund investment management and the fund administration agreements, the investment manager paid FT Services a monthly fee equal to an annual rate of 0.20% of the Fund’s average daily net assets.

Please keep this supplement for future reference.